Exhibit 99.2

Back to Contents

CERTIFICATION BY DAVID H. GONCI, CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Quarterly Report on Form 10-Q and should not be deemed filed, as provided in Release 33-8212.34-47551 dated March 21, 2003.

The undersigned officer of Alliance Bancorp of New England, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the periods covered by the Report.

/s/ David H. Gonci
David H. Gonci Senior Vice President/Chief Financial Officer May 12, 2003

A signed original of this written statement required by Section 906 has been provided to Alliance Bancorp of New England, Inc. and will be retained by Alliance Bancorp of New England, Inc. and furnished to the Securities and Exchange Commission or its staff on request.